THE GREAT TRAIN STORE COMPANY
                              AMENDED AND RESTATED
                        1994 INCENTIVE COMPENSATION PLAN


                             I. Purpose of the Plan

        The Great Train Store Company 1994 Incentive Compensation Plan (the "Plan") is intended to provide a means whereby employees, consultants, advisors and other persons who render similar services to The Great Train Store Company, a Delaware corporation (the "Company") on a regular basis, may develop a sense of proprietorship and personal involvement in the development and financial success of the Company and its subsidiaries, and to encourage them to remain with and devote their best efforts to the business of the Company and its subsidiaries, thereby advancing the interests of the Company and its stockholders. Accordingly, the Company may grant to eligible participants awards ("Awards") in the form of stock options ("Options") with respect to shares of the Company's common stock, par value $0.01 per share (the "Stock") and in the form of shares of Stock which are subject to certain restrictions and possible forfeiture ("Restricted Stock"). Options may either be nonqualified stock options ("Nonqualified Options") or options ("Incentive Stock Options") which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, participants who are not also employees of the Company shall not be entitled to receive awards in the form of Incentive Stock Options.

                               II. Administration

        The Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of not less than two members of the Board as the Board may appoint (the "Committee"); provided, however, that so long as the Company is subject to the reporting requirements of the Securities Exchange Act of 1934 ("1934 Act"), the members of the Committee shall be "non-employee directors" as defined in paragraph (b)(3)(i) of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the 1934 Act, as such Rule or its equivalent is then in effect ("Rule 16b-3"). Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee, however caused, shall be filled by the Board. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. The Committee shall act by a majority of its members in office and the Committee may act either by vote at a telephonic or other meeting or by a memorandum or other written instrument signed by all of the members of the Committee.

        The Committee shall have the sole authority to: (i) grant Awards; (ii) determine the terms and provisions of the Award agreements (the "Agreements") entered into under the Plan, including without limitation vesting periods, periods of restriction and events causing acceleration of vesting or forfeiture of Awards; (iii) prepare and distribute, in such manner as the Committee determines to be appropriate, information about the Plan; and (iv) make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may vary the terms and provisions of the individual Agreements in its discretion. Notwithstanding the foregoing, the Committee shall not have the authority to make any determination which would be inconsistent with the requirements, restrictions, prohibitions or limitations specified in the Plan.

        The day-to-day administration of the Plan may be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee. All expenses and liabilities incurred by the Committee in



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connection  with the  administration  of the Plan shall be borne by the Company.
The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Board, the Company and the officers and employees of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. The interpretation and construction by the Committee of any provision of the Plan and any determination by the Committee under any provision of the Plan shall be final and conclusive for all purposes. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the fullest extent permitted by law. The members of the Committee shall be named as insureds in connection with any directors and officers liability insurance coverage that may be in effect from time to time.

        Only employees, consultants, advisors and other persons who render similar services to the Company and its subsidiaries shall be eligible to receive Awards under the Plan. In granting Awards to a participant, the Committee shall take into consideration the contribution the participant has made or may make to the success of the Company or its subsidiaries and such other considerations as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters. In no event shall any participant or his or her legal representatives, heirs, legatees, distributees, or successors have any right to participate in the Plan, except to such extent, if any, as the Committee shall determine.

                         III. Shares Subject to the Plan

        The aggregate number of shares which may be issued or awarded under the Plan shall not exceed 660,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which have not been previously granted as Awards of Restricted Stock or remain unsold and are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan and the expiration of all Options granted under the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. If any Award, in whole or in part, expires or terminates unexercised or is canceled or forfeited, the shares theretofore subject to such Award may again be subject to an Award granted under the Plan. The issuance of Stock pursuant to the exercise of an Option shall result in a decrease in the number of shares of Stock which may thereafter be available for purposes of the Plan by the number of shares as to which the Option is exercised or canceled. The aggregate number of shares which may be issued or awarded under the Plan shall be subject to adjustment as provided in Section VI hereof.

                              IV. Grants of Options

        Options granted under the Plan shall be of such type (Nonqualified Option or Incentive Stock Option) and for such number of shares of Stock and subject to such terms and conditions as the Committee shall designate. The Committee may grant Options at any time and from time to time through, but not after, May 10, 2004, to any individual eligible to receive the same. For purposes of the Plan, the date on which an Option is granted is referred to herein as the "Grant Date."

        No employee shall be eligible to receive any Incentive Stock Option if, on the Grant Date, such employee owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of 10% of the outstanding voting stock of the Company or a subsidiary (a "10% Stockholder"),

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unless the  "Exercise  Price" (as  hereinafter  defined) for the shares of Stock subject to the Incentive Stock Option is at least 110% of the "Market Value Per Share" (as hereinafter defined) of the Stock (on a per share basis) on the Grant Date and such Option by its terms is not exercisable after the expiration of five years from the Grant Date.

        To the extent that the aggregate Market Value Per Share (determined at the Grant Date) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its subsidiaries) exceeds $100,000, such excess Options shall be treated as Nonqualified Options. Excess Incentive Stock Options shall be determined by taking into account the order in which they were granted.

        The Committee may fix such waiting and/or vesting periods, exercise dates or other limitations as it shall deem appropriate with respect to Options granted under the Plan including, without limitation, making the exercisability thereof contingent upon the achievement of specific goals.

        Options granted pursuant to the Plan shall be evidenced by Agreements that shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the Plan, as the Committee shall deem advisable. References herein to "Agreements" shall include, to the extent applicable, any amendments to such Agreements.

                A. Payment of Option Exercise Price. Upon exercise of an Option, the full Exercise Price for the shares with respect to which the Option is being exercised shall be payable to the Company: (i) in cash or by check payable and acceptable to the Company; (ii) subject to the approval of the Committee, by tendering to the Company shares of Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise that is not greater than the full Exercise Price for the shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (i) above; or (iii) subject to the approval of the Committee and to such instructions as the Committee may specify, at the optionee's written request the Company may deliver certificates for the shares of Stock for which the Option is being exercised to a broker for sale on behalf of the optionee, provided that the optionee has irrevocably instructed such broker to remit directly to the Company on the optionee's behalf the full amount of the Exercise Price from the proceeds of such sale; provided, however, that in the case of an Incentive Stock Option, (ii) and (iii) above shall apply only if Committee approval is given on or prior to the Grant Date and the Agreement expressly provides for such optional payment terms. In the event that the optionee elects to make payment as allowed under clause (ii) above, the Committee may, upon confirming that the optionee owns the number of shares of Stock being tendered, authorize the issuance of a new certificate for the number of shares being acquired pursuant to the exercise of the Option less the number of shares being tendered upon the exercise and return to the optionee (or not require surrender of) the certificate for the shares of Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

                B. Number of Shares. Each Agreement shall state the total number of shares of Stock that are subject to the Option.

                C. Exercise Price. The "Exercise Price" for each Option shall be fixed by the Committee at the Grant Date, but in no event may the Exercise Price per share be less than the Market Value Per Share on the Grant Date.


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                D. Market  Value Per Share.  The "Market  Value Per Share" as of
        any particular date shall be deemed to be the average of the daily closing prices for the 30 consecutive trading days immediately preceding the date in question. The closing price for each shall be the last reported sales price regular way or, in case no reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the electronic inter-dealer quotation system operated by the National Association of Securities Dealers, Inc.) on which the Stock is listed or quoted. If on any such date the Stock is not listed or quoted on any national securities exchange, the value of a share of Stock shall be determined in good faith by the Committee, whose determination shall be conclusive absent manifest error.

                E. Term. The term of each Option shall be determined by the Committee at the Grant Date; provided, however, that each Option shall, notwithstanding anything in the Plan or any Agreement to the contrary, expire not more than ten years (five years with respect to an Incentive Stock Option granted to an employee who is a 10% Stockholder) from the Grant Date or, if earlier, the date specified in the Agreement.

                F. Date of Exercise. In the discretion of the Committee, each Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Agreement, and except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term. The Committee may, however, at any time, in its sole discretion, amend any outstanding Option, other than an Incentive Stock Option, to accelerate the time that such Option shall be exercisable or to provide that the time for exercising such Option shall be accelerated upon the occurrence of a specified event. Notwithstanding the foregoing, however, in no event shall an Option, or any portion thereof, be exercisable until at least six months after the date of grant of such Option.

                G. Termination. An Option and all unexercised rights thereunder shall expire and terminate automatically upon the earliest of: (i) the date which is one year following the date on which the optionee's employment by (or other business relationship with) the Company ceases due to death or disability; (ii) the date on which the optionee's employment by (or business relationship with) the Company is terminated by the participant's resignation or by the Company for cause; (iii) the date which is 30 days following the date on which the optionee's service with the Company ceases for any reason other than death, disability, resignation or cause; and (iv) the date of expiration of the Option determined by the Committee at the time the Option is granted and specified in such Option.

        The term "disability" means permanent and total disability as defined in
Section 22(e)(3) of the Code as determined by the Committee in good faith, upon receipt and in reliance on sufficient competent medical advice. The term "cause" as such term relates to the termination of any participant's employment by (or other business relationship with) the Company means the occurrence of one or more of the following: (i) such participant is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement which has an immediate and adverse effect on the Company or any subsidiary, as determined by the Committee in good faith in its sole discretion, (ii) such participant engages in a fraudulent act to the damage or prejudice of the Company or any subsidiary or in conduct or activities damaging to the property, business or reputation of the Company, all as determined by the Committee in good faith in its sole discretion, (iii) any act or omission by such person involving malfeasance or negligence in the performance of such person's duties

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to the  Company  or  any  subsidiary  to the  detriment  of the  Company  or any subsidiary, as determined by the Committee in good faith in its sole discretion, which has not been corrected by such person to the satisfaction of the Committee within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his agreement with the Company, if any, or any written policies or directives of the Company as determined by the Committee in good faith in its sole discretion, which has not been corrected by such participant to the satisfaction of the Committee within 30 days after written notice from the
Company  of  such   failure,   or  (v)  breach  by  such   participant   of  his
non-competition agreement, if any, with the Company, as determined by the Committee in good faith in its sole discretion.

        No Option shall be exercisable after the date of the occurrence of any of the events described in the first paragraph of this Section IV.G except to the extent that the optionee was entitled to exercise the Option on the day immediately prior to such event. The right of an individual to exercise an Option shall terminate to the extent that such Option is exercised.

        Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights previously granted by another corporation (the "Acquired Corporation") to its employees who become employees of the Company or of any of its subsidiaries as a result of a merger or consolidation of the Acquired Corporation with the Company or any such subsidiary, or the acquisition by the Company or a subsidiary of all or substantially all of the assets of the Acquired Corporation or the acquisition by the Company or a subsidiary of the stock of the Acquired Corporation.

                               V. Restricted Stock

        Restricted Stock shall consist of Stock awarded under the Plan by the Committee which, during a period of restriction specified by the Committee upon grant (a "Period of Restriction"), shall be subject to (i) restriction on sale or other transfer by the grantee and (ii) forfeiture by the grantee to the Company if the grantee ceases to be employed by (or otherwise engaged in a business relationship with) the Company and its subsidiaries. If the grantee dies, becomes disabled or is involuntarily terminated for reasons other than cause while employed by (or otherwise engaged in a business relationship with) the Company or any of its subsidiaries but prior to full vesting of all the shares, then all shares shall be deemed fully vested and all such restrictions on transfer shall lapse and cease to be effective as of the date of death, disability or termination. Restricted Stock shall be granted at no cost to employees or at such minimum purchase price as may be required under applicable law, which shall be payable by the grantee to the Company in cash or by any other means, including recognition of past employment, as the Committee deems appropriate upon grant. The Committee may provide upon grant of an Award of Restricted Stock that any shares of Restricted Stock as may be purchased by the grantee thereunder and subsequently forfeited by the grantee prior to expiration of the Period of Restriction shall be reacquired by the Company from the grantee at the purchase price originally paid in cash by the grantee therefor.

        The Committee may provide upon grant of an Award of Restricted Stock that different numbers or portions of the shares subject to the Award shall have different Periods of Restriction. The Committee also may establish upon grant of an Award of Restricted Stock that some or all of the shares subject thereto shall be subject to additional restrictions upon transfer or sale by the grantee (although not forfeiture) after expiration of the Period of Restriction.

        Each participant who receives Restricted Stock hereunder shall be entitled to all dividends declared and paid on Stock with respect to all shares of Restricted Stock held by the participant from the date of grant, or from such later date prior to the termination of the Period of Restriction as may be

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specified by the  Committee for the Award of  Restricted  Stock,  and during the
Period of Restriction and thereafter (except in the event of forfeiture), and shall not be required to return any such dividends to the Company in the event of forfeiture of the Restricted Stock.

        Each participant who receives Restricted Stock hereunder shall be entitled to vote all shares of Restricted Stock held by the employee from the date of grant, or from such later date prior to the termination of the Period of Restriction as may be specified by the Committee for the Award of Restricted Stock, and during the Period of Restriction and thereafter (except in the event of forfeiture).

        Pending   expiration   of  the  Period  of   Restriction,   certificates
representing shares of Restricted Stock shall be held by the Company or the transfer agent for the Stock.

                                 VI. Adjustment

        The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company with or into another entity, any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

        The shares with respect to which Awards may be granted are shares of Stock as presently constituted. If, however, the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Stock subject to the Plan as provided in Section III hereof, and the shares of Stock subject to issuance under outstanding Options and the shares of Restricted Stock granted under the Plan shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in an outstanding Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option.

        Notwithstanding anything to the contrary contained in this Section VI, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation (or, in the case of a three-party merger where the Company, while the surviving corporation, becomes a subsidiary of another corporation), or upon a sale of substantially all of the assets of the Company, the Plan shall terminate, and any Awards granted under the Plan shall terminate on the day before the consummation of the transaction, and the Committee shall accelerate the time in which any outstanding Option may be exercised and remove any restrictions remaining on any previously awarded Restricted Stock prior to such termination, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan, for the assumption of Awards previously granted, or the substitution for such Awards with either new options to purchase the stock or shares of restricted stock, as the case may be, of a successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and, in the case of substitute options, the option Exercise Price, in which event the Plan and Awards previously granted shall continue in the manner and under the terms so


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rovided;  provided,  however, that the Committee or the Board of Directors shall have the authority to amend this Section to provide for a requirement that a successor corporation assume any outstanding Awards.

        Adjustments under this Section shall be made by the Committee, whose determination as to what adjustments, and the extent thereof, shall be made, shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan or in connection with any such adjustment.

        Except as may otherwise be expressly provided in the Plan, the issuance by the Company of shares of capital stock of any class or securities convertible into shares of capital stock of any class for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares of capital stock or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock available under the Plan or subject to Awards theretofore granted or the Exercise Price per share with respect to outstanding Options.

                   VII. Participant's Agreement to Hold Shares

        If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, for the individual exercising the Option to agree to hold any shares issued to the individual for investment purposes only and without intention to resell or distribute the same and for the individual to agree to dispose of such shares only in compliance with such laws and regulations, the individual shall be required, upon the request of the Company, to execute and deliver to the Company an agreement to such effect.

                 VIII. Termination of Authority to Grant Awards

        No Awards will be granted pursuant to this Plan after May 10, 2004.

                          IX. Amendment and Termination

        The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Awards hereunder; provided, however, that no change in any Award theretofore granted may be made which would impair the rights of the grantee without the consent of such grantee.

                            X. Effective Date of Plan

        The Plan shall become effective on May 10, 1994. The Plan was approved by the sole stockholder of the Company on May 10, 1994, by written consent to action in lieu of a meeting.

                XI. Preemption by Applicable Laws and Regulations

        Anything in the Plan or any Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination with respect to the issuance or other distribution of shares of Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the participant (or the participant's beneficiary), as the case

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may be,  to take any  action  in  connection  with any such  determination,  the issuance or distribution of such shares or the making of such determination shall be deferred until such action shall have been taken.

                                   XII. Taxes

        The Company shall be entitled to withhold, and shall withhold, the minimum amount of any federal, state or local tax attributable to any shares deliverable under the Plan, whether upon exercise of a Nonqualified Stock Option or expiration of a Period of Restriction for Restricted Stock or occurrence of any other event relating to an Award which requires federal, state or local tax to be withheld by the Company or any of its subsidiaries (a "Taxable Event"), after giving the person entitled to receive such delivery notice as far in advance of the Taxable Event as practicable. The Company may defer making delivery as to any Award, if any such tax is payable, until indemnified to its satisfaction. To the extent the Committee so provides upon grant of the Award, such withholding obligation of the Company shall be satisfied by a reduction of the number of shares otherwise deliverable to or on behalf of the grantee on such Taxable Event, with the number of withheld shares to be calculated based on the Market Value Per Share (as defined in Section IV.D, above) of the Stock on the date of such Taxable Event.

                               XIII. Miscellaneous

                A. No Employment Contract. Nothing contained in the Plan shall be construed as conferring upon any participant the right to continue in the employ of the Company or any of its subsidiaries.

                B. Employment with Subsidiaries. Employment by the Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which a participant is in the employment of, any subsidiary.

                C. No Rights as a Stockholder. A participant shall have no rights as a stockholder with respect to shares covered by such participant's Award until, with respect to Options, the date of the issuance of shares to the participant upon the participant's exercise of the Option or, with respect to Restricted Stock, the date of grant or such later date determined in accordance with Section V above. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance with respect to Options or the grant date or such later date determined in accordance with Section V above with respect to Restricted Stock.

                D. No Right to Corporate Assets. Nothing contained in the Plan shall be construed as giving any participant, such participant's beneficiaries or any other person any equity or other interest of any kind in any assets of the Company or any subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company or any subsidiary and any such person.

                E. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interests, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No participant, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

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
                F. Non-assignability. Neither a participant nor an participant's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such participant's or beneficiary's interest arising under the Plan or any Award received under the Plan, nor shall such interest be subject to seizure for the payment of a participant's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of a participant's or beneficiary's bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Award received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the Agreement evidencing such Award.

                G. Application of Funds. The proceeds received by the Company from the sale of shares of Stock pursuant to the Plan shall be used for general corporate purposes.

                H. Governing Law; Construction. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.


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